UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	December 13, 2017
SBT Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Connecticut
(State or Other Jurisdiction of Incorporation)
000-51832	20-4346972
(Commission File Number)	(IRS Employer Identification No.)
86 Hopmeadow Street, Weatogue, CT	06089
(Address of Principal Executive Offices)	(Zip Code)
(860) 408-5493
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 4.01. Changes in Registrant’s Certifying Accountant

On December 13, 2017 (the “Notification Date”), SBT Bancorp, Inc. (the “Company”), after review and recommendation of the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), determined to appoint Crowe Horwath LLP (“Crowe”) as the Company’s new independent registered public accounting firm for and with respect to the year ending December 31, 2018.  The Company will dismiss Baker Newman & Noyes, LLC (“BNN”) from that role following the issuance of the Company’s audited financial statements and filing of its annual report on Form 10-K for the year ending December 31, 2017.

BNN began serving as the Company’s independent registered public accounting firm effective August 17, 2015 after the Company’s previous independent registered public accounting firm, Shatswell, MacLeod & Company, P. C., combined its external audit practice with BNN. The reports of BNN on the Company’s financial statements as of and for the two years ended December 31, 2016 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two years ended December 31, 2016, and from December 31, 2016 through the Notification Date, there were (i) no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) with BNN on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BNN, would have caused BNN to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company for such years; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

During the two years ended December 31, 2016, and from December 31, 2016 through the Notification Date, neither the Company nor anyone acting on behalf of the Company, consulted with Crowe regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written or oral advice was provided to the Company that Crowe concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement or reportable event.

The Company has provided BNN with a copy of this report prior to filing with the Securities and Exchange Commission (the “SEC”) and requested that BNN furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made above.  A copy of BNN’s letter dated December 13, 2017 is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Letter, dated December 13, 2017, from BNN to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SBT BANCORP, INC.

By:
		Name:	Martin J. Geitz
		Title:	President and Chief Executive Officer

Dated:	December 13, 2017

Exhibit Index

Exhibit No.	Description

99.1	Letter, dated December 13, 2017, from BNN to the Securities and Exchange Commission.